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                     SUBSIDIARIES OF SFX BROADCASTING, INC.

       Name                                          Jurisdiction of Formation
       ----                                          -------------------------

KJQY-FM Licensee, Inc.                                         Delaware
SFX Broadcasting of Texas (KTCK) Licensee, Inc.                Delaware
SFX Broadcasting of San Diego, Inc.                            Delaware
Parker Broadcasting Company                                    California
SFX Broadcasting of San Diego Licensee, Inc.                   Delaware

Liberty Broadcasting, Incorporated                             Delaware
Liberty Broadcasting Group Incorporated                        Delaware
Liberty Broadcasting of New York Incorporated                  New York
Liberty Broadcasting of Albany Incorporated                    New York
Liberty Broadcasting of Maryland II Incorporated               Maryland

WHJJ, Inc.                                                     Rhode Island
WHFM, Inc.                                                     New York
WHCN, Inc.                                                     Connecticut
WHCN-FM, Inc.                                                  Delaware
WSNE, Inc.                                                     Rhode Island

WSNE-FM, Inc.                                                  Delaware
WMXB, Inc.                                                     Virginia
WPYX, Inc.                                                     New York
WHJY, Inc.                                                     Rhode Island
WPOP, Inc.                                                     Connecticut

WGNA, Inc.                                                     New York
WGNA-FM, Inc.                                                  New York
WGBB, Inc.                                                     New York
Beck-Ross Communications, Inc.                                 Delaware
WTRY, Inc.                                                     New York

WYSR, Inc.                                                     Connecticut
W.B.L.I., Inc.                                                 New York
WBLI-FM, Inc.                                                  Delaware
WBAB, Inc.                                                     New York
SFX Broadcasting of Hartford, Inc.                             Delaware

Multi-Market Radio, Inc.                                       Delaware
Southern Starr Broadcasting Group, Inc.                        Delaware
Southern Starr of Arkansas, Inc.                               Arkansas
General Communicorp, Inc.                                      Connecticut
General Broadcasting of Connecticut, Inc.                      Connecticut




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Southern Starr Communications, Inc.                            Delaware
Southern Starr Limited Partnership                             Delaware
Multi-Market Radio of Augusta, Inc.                            Delaware
Multi-Market Radio of Myrtle Beach, Inc.                       Delaware
Multi-Market Radio of Northampton, Inc.                        Delaware

Multi-Market Radio of Hartford , Inc.                          Delaware
Ardee Festivals N.J., Inc.                                     New Jersey
Ardee Productions, Ltd.                                        New York
Beach Concerts, Inc.                                           New York
Broadway Concerts, Inc.                                        New York

Connecticut Concerts Incorporated                              Connecticut
Concerts Enterprises, Ltd.                                     New York
SFX Concerts, Inc.                                             Delaware
Dumb Deal, Inc.                                                New York
Exit 116 Revisited, Inc.                                       New Jersey

In House Tickets, Inc.                                         New York
SFX Broadcasting of Indiana, Inc.                              Delaware
FPI Concerts, Inc.                                             Delaware
Connecticut Amphitheater Development Corporation               Connecticut
Connecticut Performing Arts, Inc.                              Connecticut

Great American Music Fest & Production Co.                     Connecticut
Multi-Market Radio of Fayetteville, Inc.                       Delaware
NOC, Inc.                                                      Connecticut
QN-Corp.                                                       Connecticut
SFX Broadcasting of Arizona, Inc.                              Delaware

SFX Broadcasting of California, Inc.                           Delaware
SFX Broadcasting of Connecticut, Inc.                          Delaware
SFX Broadcasting of Connecticut Licensee, Inc.                 Delaware
SFX Broadcasting of Florida, Inc.                              Delaware
SFX Broadcasting of Hartford II, Inc.                          Delaware

SFX Broadcasting of Kansas, Inc.                               Delaware
SFX Broadcasting of Massachusetts, Inc.                        Delaware
SFX Broadcasting of Massachusetts Licensee, Inc.               Delaware
SFX Broadcasting of New York, Inc.                             Delaware
SFX Broadcasting of Pennsylvania, Inc.                         Delaware

SFX Broadcasting  of  Rhode Island, Inc.                       Delaware
SFX Broadcasting of Virginia, Inc.                             Delaware
SFX Broadcasting of Wisconsin, Inc.                            Delaware
SFX Delaware, Inc.                                             Delaware
SFX GP, Inc.                                                   Delaware





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SFX Holdings, Inc.                                             Delaware
SFX Operating Company of Mississippi, Inc.                     Delaware
SFX Operating Company of North Carolina, Inc.                  Delaware
SFX Operating Company of Tennessee, Inc.                       Delaware
SFX Operating GP, Inc.                                         Delaware

SFX Performance Marketing, Inc.                                Delaware
SFX Texas Limited Partnership                                  Delaware
SFXAZ Limited Partnership                                      Delaware
SFXBX Limited Partnership                                      Delaware
SFXFL Limited Partnership                                      Delaware

SFXIN Limited Partnership                                      Delaware
SFXKS Limited Partnership                                      Delaware
SFXMS Limited Partnership                                      Delaware
SFXNC Limited Partnership                                      Delaware
SFXPA Limited Partnership                                      Delaware

SFXSC Limited Partnership                                      Delaware
SFXTN Limited Partnership                                      Delaware
SFXTX Limited Partnership                                      Delaware
SFXWI Limited Partnership                                      Delaware
WWYZ, Inc.                                                     Connecticut

Murat Center Concerts, L.P.                                    Delaware
Sunshine Design, L.P.                                          Delaware
Suntex Acquisition, L.P.                                       Delaware
Deer Creek Amphitheater Concerts, L.P.                         Delaware
Sunshine Concerts, L.L.C.                                      Delaware

ABS Communications, L.L.C.                                     Virginia
SFX Indiana Limited Partnership                                Delaware
SFX Radio Network of North Carolina, Inc.                      Delaware
Northeast Ticketing Company                                    Delaware
Southeast Ticketing Company                                    Delaware

SFX Entertainment, Inc.                                        Delaware
Deer Creek Amphitheater Concerts, Inc.                         Delaware
Suntex Acquisitions, Inc.                                      Delaware
Murat Center Concerts, Inc.                                    Delaware
Polaris Amphitheater Concerts, Inc.                            Delaware

SFX Broadcasting of the Midwest, Inc.                          Delaware
Sunshine Designs, Inc.                                         Delaware
Irving Plaza Concerts, Inc.                                    Delaware
SFX Broadcasting of Texas (KTCK), Inc.                         Delaware
General Broadcasting Corp.                                     Connecticut




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General Broadcasting of Florida, Inc.                          Florida
Southern Starr Management, Inc.                                Delaware
SFX Broadcasting of South Carolina, Inc.                       Delaware
Westbury Music Fair, LLC                                       New York
Connecticut Performing Arts Partners                           Connecticut

CONN Ticketing Company                                         Connecticut
Pace Entertainment Corporation                                 Delaware
Atlanta Concerts, Inc.                                         Delaware
Southern Promotions, Inc.                                      Georgia
High Cotton, Inc.                                              Georgia

Cooley and Conlan Management Co.                               Georgia
SFX Network Group, LLC                                         Delaware
The Album Network, Inc.                                        California
SJS Entertainment Corporation                                  Pennsylvania
Contemporary Group Acquisition Corp.                           Delaware

BGP Acquisition, LLC                                           Delaware
PACE Entertainment Corporation                                 Texas
PACE Music Group, Inc                                          Texas
PACE Theatrical Group, Inc.                                    Texas
PACE Motor Sports, Inc.                                        Texas

PACE Touring, Inc.                                             Texas
American Broadway, Inc.                                        Texas
PACE Variety Entertainment, Inc.                               Texas
PACE Communications, Inc.                                      Texas
PACE Entertainment GP Corp.                                    Texas
PEC, Inc.                                                      Nevada
PACE Entertainment Charitable Foundation                       Texas
PACE Entertainment Group, Ltd.                                 Texas
PACE Productions, Inc.                                         Texas
PACE Concerts GP, Inc.                                         Texas

Old PCI, Inc.                                                  Texas
SM/PACE, Inc.                                                  Texas
PACE Bayou Place, Inc.                                         Texas
PACE Amphitheaters, Inc.                                       Texas
PACE Amphitheater Management, Inc.                             Texas

PACE Milton Keynes, Inc.                                       Texas
PACE U.K. Holding Corporation                                  Texas
Concerts, Inc.                                                 Nevada
PACE Concerts, Ltd.                                            Texas
PTG-Florida, Inc.                                              Florida




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Entertainment Performing Arts, Inc.                            Texas
Touring Productions, Inc. (Dormant Sub)                        Texas
Festival Productions, Inc.                                     Texas
Tuneful Company, Inc. (Dormant Sub)                            Texas
Pavilion Partners                                              Delaware

GSAC Partners                                                  Delaware
PACE AEP Acquisition, Inc.                                     Texas
PACE UK                                                        United
Walnut Creek Amphitheater Partnership                          Kingdom
Coral Sky Amphitheater Partnership                             New York
                                                               Delaware

Rugrats American Tour, Ltd.                                    Texas
PTG Florida, Inc./BSMG Joint Venture                           Florida
Album Network, Inc.                                            California
Contemporary Group, Inc.                                       Missouri
Contemporary Marketing, Inc.                                   Missouri

Contemporary Productions Incorporated                          Missouri
Contemporary Sports Incorporated                               Missouri
Cooley and Conlon Management Co.                               Georgia
High Cotton, Inc.                                              Georgia
SJS Entertainment Corporation                                  Pennsylvania

Southern Promotions, Inc.                                      Georgia
BG Presents, Inc.                                              California
Bill Graham Enterprises, Inc.                                  California
Bill Graham Presents, Inc.                                     California
Bill Graham Management, Inc.                                   California

Shoreline Amphitheater, Ltd.                                   California
Fillmore Fingers, Inc.                                         California
AKG, Inc.                                                      California
Fillmore Corporation                                           Delaware
Wolfgang Records                                               California

Shoreline Amphitheatre Partners                                California
G123 Corp.                                                     California



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